
Omnicare

Third Quarter 2014 Financial Results

Supplemental Slides

Forward-Looking Statements

Certain of the statements made today and listed within the following presentation slides are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, all statements regarding the intent, belief or current expectations regarding the matters discussed in this presentation. Such forward-looking statements are based on management's current expectations and involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. The most significant of these risks and uncertainties are described in the Company's Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission. Investors are cautioned that such statements are only predictions and that actual events or results may differ materially.

These forward-looking statements speak only as of the date this presentation was originally given. We undertake no obligation to publicly release the results of any revisions to the forward-looking statements made today, to reflect events or circumstances after today or to reflect the occurrence of unanticipated events.

To facilitate comparisons and enhance understanding of core operating performance, certain financial measures have been adjusted from the comparable amount under Generally Accepted Accounting Principles (GAAP). A detailed reconciliation of adjusted numbers to the most comparable GAAP numbers is attached to our press release and posted under "Supplemental Financial Data" in the Investors section of our website at http://ir.omnicare.com. Additionally, all amounts are presented on a continuing operations basis, unless otherwise stated.

Table of Contents

Omnicare

Third-Quarter 2014 Highlights[1]

- Revenue of $1,608M; 6.1% year-over-year increase
- Adjusted operating income of $153M; 5.8% year-over-year increase
  - 23 bps adjusted operating margin expansion from previous quarter, largest sequential increase since 1Q13
- Adjusted cash earnings per diluted share of $0.94; 6.8% higher than 3Q13 cash earnings of $0.88
  - $2.6M (or $.02 per diluted share) YOY decline in 3Q14 cash EPS adjustments
  - Effective tax rate adjustment 134 bps increase YoY (or $.02 per diluted share)
- Cash flows used in operations of $36M
  - Inclusive of previously announced (recorded in 3Q13) litigation settlement payments of $120.0M
- Long-Term Care Group third-quarter performance:
  - Net sales 2% higher vs. 3Q13; generic dispensing rate of 84%
  - Adjusted operating income relatively even at $158.7M
- Specialty Care Group third-quarter performance:
  - Net sales increased 19% year-over-year to $424.6M
  - Operating income of $34.2M; 28% year-over-year increase

1. Third-quarter 2014 results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Operating Metrics

Script Data[1]

(In thousands, except %s)	Sequential 3Q 2014	Sequential 2Q 2014	Increase / (Decrease)	Prior Year 3Q 2013	Increase / (Decrease)
Long-Term Care Group Scripts:					
Generic scripts dispensed	20,506	20,671	(0.8%)	20,469	0.2%
Branded scripts dispensed	3,892	3,956	(1.6%)	4,194	(7.2%)
Over-the-counter scripts dispensed	3,301	3,328	(0.8%)	3,300	0.0%
Total LTC Group scripts	27,699	27,955	(0.9%)	27,963	(0.9%)
Calendar days	92	91	1.1%	92	0.0%
LTC scripts per calendar day	301	307	(2.0%)	304	(1.0%)
Generic dispensing rate [1]	84.0%	83.9%	11 bps	83.0%	105 bps



Generic Dispensing Rate (1)
85%
80%
75%
70%
78.6%
84.0%
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14

- *LTC scripts were lower, as expected, 0.9% sequentially and year-over-year, reflecting lower utilization levels due to a mix shift and non-service related customer losses*
- *Generic dispensing rate increased 105 bps year-over-year as Omnicare continues to effectively utilize low-cost generic medications*

1. Generic prescriptions dispensed as a percentage of Long-Term Care segment scripts excludes all over-the-counter (OTC) scripts, including generic OTC medications.

Omnicare

Gross Profit & Adjusted Operating Income[1][2]

In millions, except per share data and %s	Sequential 3Q 2014	Sequential 2Q 2014	Increase / (Decrease)	Prior Year 3Q 2013	Increase / (Decrease)
Net sales	$1,608.1	$1,610.6	(0.2%)	$ 1,515.2	6.1%
Cost of sales	1,256.6	1,256.4	0.0%	1,163.2	8.0%
Gross profit	$ 351.5	$ 354.2	(0.8%)	$ 352.0	(0.1%)
Rate	21.86%	21.99%	-13 bps	23.23%	-137 bps
SG&A expenses	178.9	184.1	(2.8%)	182.7	(2.1%)
Provision for doubtful accounts	19.9	21.1	(5.7%)	25.0	(20.4%)
Adjusted operating income from continuing operations[3]	152.6	149.1	2.3%	144.3	5.8%
Rate	9.49%	9.26%	23 bps	9.53%	-4 bps

- *Net sales increased 6.1% year-over-year to $1,608M*
- *Gross profit of $351.5M decreased $.5M from 3Q13 and rate was relatively consistent with our gross margin percentage of 22% experienced in 2Q14. Gross margin rate is expected to remain relatively stable with 3Q14 levels in 4Q14*
- *SG&A expense of $178.9M decreased 2.1% from 3Q13 or 93 basis points lower as a percentage of net sales, reflecting standardization and other operating efficiency initiatives.*
- *Provision for doubtful accounts of $19.9M was 1.2% of net sales in 3Q14, a year-over-year 41 bps improvement reflecting improved collections and customer base*
- *Adjusted operating income increased 5.8% year-over-year to $152.6M; operating margin was relatively even at 9.5%.*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.
3. Does not include cash-based EPS adjustment for amortization of intangibles

Omnicare

Adjusted Net Income & Cash EPS(1)(2)

In millions, except per share data and %s	Sequential 3Q 2014	Sequential 2Q 2014	Increase / (Decrease)	Prior Year 3Q 2013	Increase / (Decrease)
Adjusted operating income from continuing operations	$ 152.6	$ 149.1	2.3%	$ 144.3	5.8%
Adjusted interest expense, net of investment income	(22.6)	(23.1)	(2.2%)	(23.9)	(5.4%)
Adjusted income before income taxes	130.0	126.0	3.2%	120.4	8.0%
Income taxes	(50.4)	(48.9)	3.1%	(45.1)	11.8%
Income from continuing operations	79.6	77.1	3.2%	75.3	5.7%
Income from discontinued operations	0.7	1.1	(36.4%)	3.0	(76.7%)
Net income	80.3	78.2	2.7%	78.4	2.4%
Intangible asset amortization - after tax	4.7	4.9	(4.1%)	4.9	(4.1%)
Goodwill amortization - tax deduction	7.1	7.0	1.4%	9.2	(22.8%)
Contingent convertible debenture interest - tax deduction	7.9	7.9	0.0%	8.2	(3.7%)
Adjusted cash earnings from continuing operations	99.3	96.9	2.5%	97.6	1.7%
Adjusted weighted average diluted shares outstanding	105.5	106.1	(0.6%)	111.5	(5.4%)
Adjusted cash earnings per diluted share from continuing operations	**$ 0.94**	**$ 0.91**	**3.3%**	**$ 0.88**	**6.8%**
Adjusted cash earnings per diluted share from discontinued operations	$ 0.01	$ 0.02	(50.0%)	$ 0.03	(66.7%)
Adjusted cash earnings per diluted share	$ 0.95	$ 0.93	2.2%	$ 0.91	4.4%
Adjusted operating income from continuing operations	$ 152.6	$ 149.1	2.3%	$ 144.3	5.8%
Adjusted depreciation and amortization	27.2	27.1	0.4%	27.9	(2.5%)
Adjusted earnings before interest, taxes, depreciation and amortization ("EBITDA") from continuing operations	179.8	176.2	2.0%	172.2	4.4%

- *3Q14 adjusted cash earnings from continuing operations increased 1.7% year-over-year to $99.3M*
  - *Cash EPS adjustments were $19.7M in 3Q14; 11.7% year-over-year decrease*
- *Adjusted cash earnings per diluted share from continuing operations of $0.94 increased 6.8% over 3Q13*
  - *3Q14 adjusted weighted average diluted share count declined 5.4% from 3Q13, reflecting significant share repurchase activity during the past year*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Omnicare

Adjusted Operating Income by Segment (1)

In millions, except %s

	Sequential			Prior Year	
	3Q 2014	2Q 2014	Increase / (Decrease)	3Q13	Increase / (Decrease)
Long-Term Care Group					
Net sales	$ 1,183.4	$ 1,190.4	(1%)	$ 1,158.0	2%
Adjusted operating income[2]	158.7	160.0	(1%)	158.5	0%
Rate	13.41%	13.44%	-3 bps	13.68%	-27 bps
In whole numbers					
Per script data:					
Net sales / script	$ 42.72	$ 42.58	0.3%	$ 41.41	3.2%
Adjusted operating income / script [2]	$ 5.73	$ 5.72	0.2%	$ 5.67	1.1%

In millions, except %s

	3Q 2014	2Q 2014	Increase / (Decrease)	3Q13	Increase / (Decrease)
Specialty Care Group					
Net sales	$ 424.6	$ 420.1	1%	$ 357.1	19%
Adjusted operating income[2]	34.2	31.1	10%	26.8	28%
Rate	8.06%	7.41%	65 bps	7.52%	54 bps

- *Long-Term Care net sales increased 2% year-over-year to $1,183M*
  - *Adjusted operating income per script of $5.73 increased modestly vs. the comparable prior year period as a result of continued operational and standardization efficiency gains*
- *Specialty Care Group 3Q14 revenue increased 19% year-over-year to $425M, with double-digit growth in both our fee-for-service and specialty pharmacy businesses*
  - *Adjusted operating income of $34M represents a 28% increase from 3Q13; solid year-over-year growth trends in all four platforms in the Specialty Care Group*
- *Adjusted operating loss for the Corporate/Other segment in 3Q14 was $40M, 2% lower year-over-year*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Results have been adjusted to exclude special items and discontinued operations. A reconciliation of non-GAAP information to the most comparable GAAP measures has been attached to our press release and is also available on our Web site under 'Supplemental Financial Data' from the 'Investors' page.

Cash Flows (1)

In millions, except %s	Sequential 3Q 2014	Sequential 2Q 2014	Increase / (Decrease)	Prior Year 3Q 2013	Increase / (Decrease)
Net income / (Loss)	$ 64.8	$ 22.0	194.5%	$ (66.3)	(197.7%)
(Income) / Loss from discontinued operations	$ 3.2	$ 39.3	(91.9%)	$ (3.0)	(206.7%)
Adjustments to reconcile net income to net cash flows from operating activities:					
Depreciation expense	14.7	14.3	2.8%	14.6	0.7%
Amortization expense	18.6	19.0	(2.1%)	19.5	(4.6%)
Loss from disposition	-	0.5	(100.0%)	7.3	(100.0%)
Loss on debt extinguishment	0.0	8.4	(100.0%)	55.7	(100.0%)
Deferred tax provision	52.2	27.7	88.4%	11.9	338.7%
Litigation settlement payments	(120.0)	-	(100.0%)	-	(100.0%)
Changes in certain assets and liabilities, net of effects from acquisition and divestiture of businesses	(69.6)	87.4	(179.6%)	149.3	(146.6%)
Net cash flows (used in) from operating activities of continuing operations	(36.0)	218.6	(116.5%)	188.8	(119.1%)
Net cash flows (used in) from operating activities of discontinued operations	(5.3)	0.2	(2750.0%)	3.2	(265.6%)
Net cash flows (used in) from operating activities	(41.0)	218.9	(118.7%)	192.0	(121.4%)
Capital expenditures	19.8	21.9	(9.6%)	27.0	(26.7%)
Dividends paid	19.4	19.4	0.0%	14.2	36.6%
Free cash flow (used in) from continuing operations (2)	$ (75.2)	$ 177.3	(142.4%)	$ 147.6	(150.9%)

- *Operating cash flows used in the third-quarter of 2014 were $36M, including previously announced litigation settlement payments of $120M which were recorded in the prior year comparable period Year-to-date operating cash flow generation of $355M, inclusive of the aforementioned $120M settlement payments*
- *Cash flows also impacted by opportunistic working capital strategies*

1. Each amount is reported independently. The sum of the individual amounts may not equal the separately presented amounts due to rounding
2. Free cash flow from continuing operations does not fully reflect the ability to freely deploy cash as it does not reflect required payments on indebtedness and other obligations

Omnicare

Cash Deployment

In millions, except %s	Sequential 3Q 2014	Sequential 2Q 2014	Increase / (Decrease)	Prior Year 3Q 2013	Increase / (Decrease)
Net cash flows from operating activities of continuing operations (reported)	$ (36.0)	$ 218.6	(116.5%)	$ 188.8	(119.1%)
Capital expenditures	19.8	21.9	(9.6%)	27.0	(26.7%)
Acquisitions	-	-		3.5	(100.0%)
Net debt and long term borrowings repayment (1)	7.2	141.4	(94.9%)	192.3	(96.3%)
Capital returned:					
Dividends paid	$ 19.4	$ 19.4	0.0%	$ 14.2	36.6%
Share repurchases, net (2)	-	65.0	(100.0%)	(9.0)	(100.0%)
Total capital returned	19.4	84.4	(77.0%)	5.2	273.1%
% of net cash flows from operating activities of continuing operations	*-53.9%*	*38.6%*	*-9,250 bps*	*2.8%*	*-5,664 bps*



Capital Returned to Stockholders (3)
(In millions, except %s)
$225
$200
$175
$150
$125
$100
$75
$50
$25
$-
4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
YTD 3Q13
YTD 3Q14
Dividends Paid
Share Repurchases
% Returned

- *On a YTD basis, we have spent $160M on share repurchases and $58M in cash dividends*
- *Returned 61.4% of YTD cash flows from operations to stockholders*
  - *including the $120M of settlement payments*
- *As of September 30, 2014, Omnicare had $340 million of share repurchase authorization remaining*

1. Each period presented included required quarterly repayment of the term loan. In 2Q14, Omnicare repurchased $52 million in 3.75% convertible senior notes due 2025 for $134 million.
2. Cumulative % Returned = (Dividends Paid + Share Repurchases) / Average Market Capitalization 3Q14. Average Market Capitalization = Avg. Share Price 3Q14 * Diluted Average Shares Outstanding 3Q14.

Omnicare

Full-Year 2014 Guidance

	Original Guidance(1)	Previous Guidance(2)	Current Guidance(3)
• Net sales	$6.3B to $6.4B	$6.3B to $6.4B	$6.3B to $6.4B
• Adjusted cash earnings per diluted share from continuing operations(4)	$3.64 to $3.72	$3.64 to $3.72	$3.70 to $3.72
• Cash flow from continuing operations(5)	$475M to $550M	$500M to $550M	$500M to $550M

1. Guidance provided on April, 23, 2014
2. Guidance provided on July 24, 2014
3. Guidance provided on October 24,2014
4. Adjusted cash earnings per diluted share from continuing operations are adjusted to exclude special items and discontinued operations.
5. Excludes the impact from settlement payments

Omnicare

Omnicare

Appendix

Capital Structure


Major Debt Maturity Schedule(1)
(in $ millions)
As of 9/30/10
As of 9/30/14
$1,800
$1,500
$1,200
$900
$600
$300
$0
2010
2015
2020
2025
2030
2035
2040
2045

Continue to focus on leveraging our strong balance sheet to spread out maturities and lower borrowing costs

1. Schedule represents debt maturity dates; however, the conversion thresholds for the 3.75% Convertible Senior Sub. Notes, due 2025, 3.75% Convertible Senior Sub. Notes, due 2042, and 4.00% Junior Sub. Convertible Notes, due 2033, were attained as of June 30, 2014 and are classified on the balance sheet as current debt.
2. Assumes convertible debentures due 2035 are put to the Company in 2015 with related tax recapture included. Debt amounts shown are exclusive of unamortized debt discount.

Omnicare

Working Capital Management

Five Quarter Trend[1]



45
40
35
30
25
20
15
10
5
75
70
65
60
55
50
45
40
35
30
32.5
40.1
32.9
29.5
35.8
42.9
41.7
43.3
39.2
36.9
3Q13
4Q13
1Q14
2Q14
3Q14
Days of Inventory On Hand (DOH)
Days Sales Outstanding (DSO)

Improvements in DSO have benefitted operating cash flows; allowing opportunistic working capital management strategies

1. DOH = Ending Inventory / (Quarterly Cost of Sales / Days in Quarter)
DSO = Ending Account Receivable / (Quarterly Sales / Days in Quarter)

Omnicare

Selected Branded Drug Patent Expirations[1]

2014

1Q14 - Launched

Avelox
Detrol LA
Hectorol
Myfortic
Micardis IR
Micardis HCT
Epivir-HBV Tabs

2Q14 - Launched

Actonel (150MG)
Evista
Lovaza
Lunesta
Mepron
Xeloda

3Q14 – Launched

Diovan IR
Evista
Exforge IR

2014

4Q14

Baraclude
Celebrex
Exforge HCT
Intuniv
Oxycontin (Limited Launch)
Patanase

2015

Abilify
Actonel (35MG)
Aggrenox
Avodart
Copaxone
Invega ER
Nexium (Caps)
Oxytrol
Patanol
Rapamune
Renagel
Renvela
Welchol
Zyvox

2016

Advair Diskus
Azilect
Crestor
Enablex
Kaletra (Tabs)
Zetia

TBD

Cellcept (Sol.)
Transderm-Scop
Travatan Z

1. All generic launches are subject to change due to litigation or pediatric exclusivity
Gray font indicates launch has already occurred.

Omnicare



Omnicare

Third Quarter 2014 Financial Results

Supplemental Slides